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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: October 24, 2002
(Date of earliest event report): October 23, 2002


                        ADVANTAGE MARKETING SYSTEMS, INC.
             (Exact Name of Registrant as Specified in its Charter)


           OKLAHOMA                 001-13343                    73-1323256
        (State or Other          (Commission File               (IRS Employer
        Jurisdiction of              Number)                    Identification
        Incorporation or                                           Number)
         Organization)

           2601 N.W. Expressway, Suite 1210W, Oklahoma City, OK 73112
               (Address of Principal Executive Offices) (Zip Code)


       Registrant's telephone number, including area code: (405) 842-0131



ITEM 5. Other Events.

         On October 23, 2002, Craig Case, President of Advantage Marketing Systems, Inc., resigned his position effective immediately. The Company has begun the search process to hire a new President.


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                                   SIGNATURES


         Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.


                                        ADVANTAGE MARKETING SYSTEMS, INC.

Date: October 24, 2002                  /s/ REGGIE COOK
                                        By: Reggie Cook
                                        Chief Financial Officer